FIRST AMERICAN FUNDS, INC.
Government Obligations Fund
Prime Obligations Fund
Tax Free Obligations Fund
Treasury Obligations Fund
U.S. Treasury Money Market Fund
(collectively, the “First American money market funds”)
Prospectus Supplement dated September 21, 2010
This information supplements the Money Market Funds Class A, Class B, and Class C Shares Prospectus dated October 30, 2009. Please retain this supplement for future reference.
Closing of Prime Obligations Fund Class B and Class C Shares to New Investments
Effective immediately, the Class B shares and Class C shares of Prime Obligations Fund are closed to new investors and additional investments. As a result, Class B and Class C shares of other First American funds may no longer be exchanged for Class B and Class C shares of Prime Obligations Fund.
Temporary Closing of Class A Shares to Direct Investments
Effective immediately, and until further notice, new investors may not purchase Class A shares directly from the First American money market funds. During this time, new investors may only purchase Class A shares of the First American money market funds through an investment professional or financial institution that has a selling arrangement with the funds’ distributor.
Elimination of Exchange Privilege into Other First American Funds Post-Nuveen Transaction
On July 28, 2010, FAF Advisors, Inc. (the “Advisor”) and its parent company, U.S. Bank National Association, entered into an agreement to sell a portion of the Advisor’s asset management business to Nuveen Asset Management (“Nuveen”). Included in the sale will be that part of the Advisor’s asset management business that advises the First American equity, fixed income, and asset allocation open-end funds (the “First American/Nuveen funds”). The Advisor will continue to serve as investment advisor to the First American money market funds after the sale. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of the year.
Effective at the close of the sale, First American money market fund shareholders will no longer be allowed to exchange their shares for shares of the First American/Nuveen funds. In order to purchase shares of the First American/Nuveen funds with proceeds from the sale of First American money market fund shares, you will have to sell your First American money market fund shares and separately arrange for the purchase of shares of the First American/Nuveen funds through your financial intermediary or directly through Nuveen. If you sell Class B or Class C First American money market fund shares, you will be required to pay the applicable contingent deferred sales charge (“CDSC”) on those shares and you will not be given credit for the time you held those shares for purposes of determining the applicable CDSC on any Class B or Class C First American/Nuveen fund shares purchased with the proceeds.
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